Business Update 1 May 5, 2026

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, such as, statements about the Company's beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words "may," "will," "should," "expects," "plans," "anticipates," "could," "seeks," "intends," "targets," "projects," "contemplates," "believes," "estimates," "strategy," "future," "forecasts," "opportunity," "predicts," "potential," "would," "will likely result," "continue," and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher's evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Cipher's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission ("SEC"), and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Website Disclosure

The Company maintains a dedicated investor website at https://investors.cipherdigital.com/investors ("Investors' Website"). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors' Website. Cipher uses its Investors' Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors' Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the "Email Alerts" option under the Investors Resources section of Cipher's Investors' Website and submitting your email address.

Non-GAAP Financial Measures

This communication includes supplemental financial measures Adjusted EBITDA, that excludes the impact of (i) interest income, (ii) interest expense, (iii) income taxes, (iv) depreciation and amortization, (v) the non-cash change in fair value of derivative asset, (vi) share-based compensation expense, (vii) nonrecurring gains and losses, (viii) the non-cash change in fair value of warrant liability, (ix) non-cash losses related to miners reclassified as held for sale, (x) impairment of long-lived assets, and (xi) non-cash disposal of miners.

This press release includes supplemental financial measures Adjusted EBITDA, that excludes the impact of (i) interest income, (ii) interest expense, (iii) income taxes, (iv) depreciation and amortization, (v) the non-cash change in fair value of derivative asset, (vi) share-based compensation expense, (vii) nonrecurring gains and losses, (viii) the non-cash change in fair value of warrant liability, (ix) non-cash losses related to miners reclassified as held for sale, (x) impairment of long-lived assets, and (xi) non-cash disposal of miners.

Beginning with the three months ended March 31, 2026, the Company has changed its primary non-GAAP performance from "Adjusted Earnings (Loss)," which the Company has previously reported, to Adjusted EBITDA. Adjusted EBITDA differs from Adjusted Earnings (Loss) only in that, in addition to the adjustments previously made to compute Adjusted Earnings (Loss), Adjusted EBITDA also excludes interest expense, interest income, and current income tax expense. Management changed the measure because, following our issuance of the 2030 Convertible Notes in May 2025, the 2030 Senior Secured Notes in November 2025, the 2031 Convertible Notes in September 2025, and the 2031 Senior Secured Notes in February 2026, our interest expense has become a significant component of net loss that is not directly tied to our underlying operating performance. We believe that excluding interest expense, interest income, and current income tax expense provides a measure that is more representative of the Company's core operating performance, more comparable to measures used by industry peers, and more useful to investors evaluating our underlying business. The reconciliation table below presents Adjusted EBITDA for both periods presented under the Company's new methodology. The Company does not intend to report Adjusted Earnings (Loss) in future periods.

These supplemental financial measures are not measurements of financial performance under accounting principles generally accepted in the United States ("GAAP") and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non-GAAP financial measures can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy.

Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our consolidated financial statements included elsewhere in this communication, which have been prepared in accordance with GAAP. We rely primarily on such consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally.

The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Digital Inc. All rights reserved.

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3 Built for Hyperscale.

Cipher Digital

Leading HPC Development Platform Built for Hyperscale



Vertically Integrated Developer & Operator

In-house power origination, engineering, procurement, construction, and operations built to deliver hyperscale capacity at speed and at scale

Current Portfolio

907 MW [1] of operating and contracted capacity today, including three data center campus leases with world's leading hyperscalers

Pipeline Capacity

Current ~3.3 GW [2] portfolio of grid pipeline capacity expected to be energized across 2027-2030+

700 MW	~$11.4 Bn	10-15 Years	~$787 MM
Contracted Gross HPC Capacity	Contracted Revenue	Base Lease Terms	Avg. Annualized NOI [3]

Note: (1) Based on gross MWs for executed HPC leases and currently operating bitcoin self-mining capacity
(2) Gross pipeline capacity subject to ERCOT batch process
(3) Reflects total average contracted annualized NOI from October 2026 to September 2036, through the end of the Barber Lake Fluidstack/Google base lease term

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~4.2 GW Portfolio Capacity by 2030+



Contracted HPC capacity
Pipeline HPC capacity
Bitcoin mining capacity

Pro Forma MW Mix

Operating, Contracted & Pipeline Capacity



Bitcoin Mining
~5%
Existing Contracted HPC Capacity
~14%
Newly Contracted HPC Capacity
~2%
~4,177 MW (1)
Pipeline HPC Capacity (1)
~78%

Note: MW presented on a gross basis

(1) Gross pipeline capacity subject to ERCOT batch study process

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$86 $646 $725 $747 $770 $793 $816 $841 $866 $892 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Net Operating Income 6 Note: (1) Reflects total average contracted annualized NOI from October 2026 to September 2036, through the end of the Barber Lake Fluidstack/Google base lease term Contracted capacity expected to generate ~$787MM of average annualized NOI over base lease term (1) $ in MM Long -Term Leases & Contracted Cashflows ~$787MM (1) Average Contracted Annual NOI

7 Execution Defines 2026 Corporate Execution Physical Execution Inaugural $200MM Revolving Credit Facility • First -of-its-Kind facility s upported by syndicate of leading global financial institutions $2.0Bn Financing for Black Pearl • Fully financed Black Pearl through completion with a $2.0Bn bond issuance Signed Third Data Center Campus Lease • Initial term of 15-years with an investment -grade Hyperscale tenant Barber Lake Black Pearl • 1,100+ active workers on site daily in April 2026, with 1,400+ expected in May 2026 • 1,000,000+ labor hours recorded with zero loss time incidents • Design kick -off to building topping out accomplished in 7 months • Phase I : Progressed from kick -off to retrofitting existing infrastructure in 1 month • Phase II : Commenced ground & earth work on-site within 3 months of kick -off

8 Current Portfolio

• Building topped out with completion of primary structural steel • Mechanical, electrical and networking work fronts continue to progress on schedule • Project tracking to meet contractual Early Access and Substantial Completion milestone dates Barber Lake Construction Update 9 100% Design Complete All current design milestones have been achieved on schedule ~99% Equipment Secured Equipment delivery dates support construction completion targets

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Black Pearl Construction Update 11 • Data center development on track as Phase I retrofit and Phase II pad preparation continue to progress • Actively installing Phase I cooling and electrical infrastructure to accommodate new HPC equipment • Project tracking to meet contractual Early Access and Rack - Ready milestone dates ~80% Phase II Equipment Secured Equipment delivery dates support construction completion targets ~93% Phase I Equipment Secured Equipment delivery dates support construction completion targets

Stingray Construction Update 12 • Data center development on track with earthwork and pad preparation currently in progress • Electrical work for substation has commenced , aligning with Q4 2026 target energization timeline • Electrical construction mobilizing in Q2 2026

Odessa Site Snapshot

207 MW
Total Capacity

~11.6 EH/s
Total Hashrate

~17.2 J/TH
Fleet Efficiency

~¢2.8/kWh
Power Cost

~346 BTC Mined at Odessa in Q1 2026
Odessa's fixed-price PPA positions Cipher as one of the lowest-cost BTC producers

~0.3 EH/s Increased Hashrate in Q1 2026
Replaced ~10,000 outdated mining rigs with ~10,000 Bitmain S21 XP mining rigs from Black Pearl



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Development Pipeline 14

Grid Pipeline Spotlight

Reveille

70 MW Gross Capacity | 2027 Q3 Target Energization

- ERCOT interconnection approved for 70 gross MW and substation development initiated
- In discussions for HPC hosting lease

Ulysses

200 MW Gross Capacity | 2027 Q4 Target Energization

- Interconnection approved for 200 gross MW and substation development initiated
- In discussions for HPC hosting lease

McLennan

500 MW Gross Capacity (1) | 2028 Target Energization (1)

- All necessary deposits are funded & land is secured
- Requisite studies approved by ERCOT and expected to be included in Batch Zero

Mikeska

500 MW Gross Capacity (1) | 2028 Target Energization (1)

- All necessary deposits are funded & land is secured
- ERCOT study submission and approval process ongoing and expected to be included in Batch Zero

Colchis

1,000 MW Gross Capacity (1) | 2028 Target Energization (1)

- All necessary deposits are funded & land is secured
- ERCOT study submission and approval process ongoing and expected to be included in Batch Zero


Ohio
Ulysses
200 MW


Texas
Mikeska
500 MW
McLennan
500 MW
Colchis
1,000 MW
Reveille
70 MW

Note: MW presented on a gross basis
(1) Gross capacity and target energization subject to ERCOT batch study process

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207 MW 300 MW 300 MW 100 MW 207 MW 700 MW Bitcoin Mining Capacity Contracted HPC Capacity 16 Grid Pipeline Capacity Timeline (1)Operating & Contracted Capacity Note: MW presented on a gross basis (1) Reflects estimated target energization and capacity subject to ERCOT batch study process (2) 500 MW of potential grid capacity adjacent to the current 300 MW site, expected to be available 2030+ subject to ERCOT batch study process 200 MW 500 MW 500 MW70 MW 500 MW 500 MW 1,000 MW 270 MW 2,500 MW 500 MW 2027 2028 - 2029 2030+ Current Portfolio & Pipeline Capacity ~4.2 GW of Total Portfolio Grid Capacity Barber Lake ► Black Pearl ► Odessa ► Reveille ► Ulysses ► McLennan (1) ► Barber Lake (2) ►Milsing (1) ► Colchis (1) ► Mikeska (1) ► Third HPC Lease ►

Q1 2026 Financial Update 17

Capital Structure and Liquidity Overview


Cipher Digital Inc.
(NASDAQ: CIFR)
$200MM Revolving Credit Facility matures 2030
$173MM Convertible Note due 2030 (1.75%)
$1.3Bn Convertible Note due 2031 (0.00%)
Cipher Compute LLC
Black Pearl Compute LLC
Third HPC Lease Entity (1)
$1.7Bn Notes due 2030 (7.125%)
$2.0Bn Notes due 2031 (6.125%)
Cipher Barber Lake LLC
Cipher Black Pearl LLC
Publicly Traded Entity
Non-Operating Entity
Operating Equity
Borrowings

$ in MM	As of 3/31/2026	Maturity	Pricing	Amort.	Next Call Date	Next Call Price	Rating [(2)]
Cash, Restricted Cash, and Cash Equivalents	$4,246						
$200MM Revolving Credit Facility	–	03/31/30	Lev.-based				
7.125% Senior Secured Notes (Cipher Compute LLC)	1,733	11/15/30	7.125%	Rent-based [(3)]	11/15/2027	103.563	Ba3 / BB-
6.125% Senior Secured Notes (Black Pearl Compute LLC)	2,000	02/15/31	6.125%	7.000%	2/15/2028	103.063	Ba2 / BB-
Total Secured Debt	$3,733						
1.750% Convertible Note (Cipher Digital Inc.)	173	05/15/30	Conv. Px				
0.000% Convertible Note (Cipher Digital Inc.)	1,300	10/01/31	Conv. Px				
Total Debt	**$5,206**						
Net Debt	960						
Memo: Unrestricted Cash & Cash Equivalents	*715*						
Memo: Bitcoin Balance [(4)]	*76*						

Note: Organizational structure chart depicts select subsidiaries and is not intended to represent the Company's complete corporate structure; (1) Reflects the entity that will develop the data center supporting Cipher's third data center campus lease; (2) Ratings provided by Moody's and Fitch; (3) Cipher Compute LLC high-yield bond amortizes in line with the Google backstop, which is determined by rent payments made by Fluidstack; (4) Bitcoin balance based on an assumed price of $68,035 per bitcoin as of March 31, 2026

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19 Results of Operations QoQ and YoY Comparison Note: In thousands except for share and per share amounts Three Months Ended Three Months Ended March 31, 202 6 December 31, 2025 March 31, 202 6 March 31, 2025 Revenue - bitcoin mining $ 34,838 $ 59,711 $ 34,838 $ 48,959 Costs and operating (expenses) income Cost of revenue (17,705) (24,259) (17,705) (14,894) Compensation and benefits (35,003) (34,722) (35,003) (14,303) General and administrative (11,741) (10,186) (11,741) (8,951) Depreciation and amortization (19,014) (51,871) (19,014) (43,467) Change in fair value of power purchase agreement (28,230) (11,680) (28,230) 7,330 Power sales 2,138 3,168 2,138 991 Equity in losses of equity investees (1,601) (12,350) (1,601) (5,292) Unrealized gains (losses) on fair value of bitcoin 3,760 (38,676) 3,760 (20,178) Realized gains (losses) on sale of bitcoin (24,223) (8,965) (24,223) 12,196 Other operating losses (17,788) (170,785) (17,788) (479) Total costs and operating expenses (149,407) (360,32 4) (149,407) (87,047) Operating loss (114,569) (300,613) (114,569) (38,088) Other income (expense) Interest income 31,590 18,537 31,590 190 Interest expense (59,158) (33,359) (59,158) (777) Change in fair value of warrant liability 43,610 (12,570) 43,610 - Other expense (15,382) (410,268) (15,382) (156) Total other income ( expense ) 660 (437,66 1) 660 (743) Loss before taxes (113,909) (738,273) (113,909) (38,831) Current income tax (expense ) benefit (407) 201 (407) (779) Deferred income tax benefit - 3,870 - 635 Total income tax (expense) benefit (407) 4,071 (407) (144) Net loss (114,316) (734,20 2) (114,316) (38,975) Less: Net loss attributable to redeemable noncontrolling interest - — - — Net loss available for common stockholders $ (114,316) $ (734,202) $ (114,316) $ (38,975) Loss per share - basic and diluted $ (0.28) $ (1.85) $ (0.28) $ (0.11) Weighted average shares outstanding – basic and diluted 405,112,315 397,123,481 405,112,315 360,514,620

20 Consolidated Balance Sheets Note: In thousands except for share and per share amounts March 31, 202 6 December 31, 202 5 ASSETS Current assets Cash and cash equivalents $ 715,203 $ 628,263 Restricted cash, current 3,011,874 1,761,292 Accounts receivable 8,487 687 Receivables, related party - 271 Prepaid expenses and other current assets 29,873 7,977 Bitcoin 76,150 125,400 Miners held for sale 30,767 94,879 Derivative asset 21,640 34,090 Total current assets 3,893,994 2,652,859 Restricted cash, noncurrent 519,261 275,076 Property and equipment, net 1,307,253 633,417 Intangible assets, net 77,159 77,388 Investment in equity investees - 29,400 Derivative asset 6,940 22,720 Operating lease right -of-use asset 7,703 11,321 Security deposits 27,755 27,732 Other noncurrent assets 553,520 561,995 Total assets $ 6,393,585 $ 4,291,908 LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY Current liabilities Accounts payable $ 197,919 $ 40,064 Accrued expenses and other current liabilities 204,626 90,086 Finance lease liability, current portion 4,355 4,237 Operating lease liability, current portion 1,901 1,731 Warrant liability 481,550 525,160 Short -term borrowings 355,348 37,793 Total current liabilities 1,245,699 699,071 Long -term borrowings, net 4,376,761 2,711,648 Asset retirement obligations 22,937 33,696 Finance lease liability 1,960 3,094 Operating lease liability 6,362 8,545 Deferred tax liability - - Total liabilities 5,653,719 3,456,054 Commitments and contingencies ( Note 13) Redeemable noncontrolling interest 25,679 30,319 Stockholders’ equity Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of March 31, 2026, and December 31, 2025 - - Common stock, $0.001 par value, 1,000,000,000 and 1,000,000,000 shares authorized, 412,612,619 and 412,074,529 shares issued as of March 31, 2026 and December 31, 2025, respectively, and 405,266,365 and 404,963,061 shares outstanding as of March 31, 2026, and December 31, 2025, respectively 413 412 Additional paid -in capital 1,831,753 1,808,786 Accumulated deficit (1,117,972) (1,003,656) Treasury stock, at par, 7,346,254 and 7,111,468 shares at March 31, 2026 and December 31, 2025, respectively (7) (7) Total stockholders’ equity 714,187 805,535 Total liabilities, redeemable noncontrolling interest, and stockholders’ equity $ 6,393,585 $ 4,291,908

Appendix 21

22 Non-GAAP Adjusted EBITDA QoQ and YoY Comparison Three Months Ended Three Months Ended March 31, 202 6 December 31, 2025 March 31, 2026 March 31, 2025 Reconciliation of EBITDA: Net loss $ (114,316) $ (734,20 2) $ (114,316) $ (38,975) Interest income (31,590) (18,537) (31,590) (190) Interest expense 59,158 33,359 59,158 777 Total income tax expense (benefit) 407 (4,071) 407 144 Depreciation and amortization 19,014 51,871 19,014 43,467 EBITDA $ (67,327) $ (671,580) $ (67,327) $ 5,223 Reconciliation of EBITDA to Adjusted EBITDA EBITDA $ (67,327) $ (671,582) $ (67,327) $ 5,223 Change in fair value of power purchase agreement 28,230 11,680 28,230 (7,330) Share -based compensation expense 27,048 24,050 27,048 9,132 Other losses - nonrecurring — 412,638 — 479 Change in fair value of warrant liability (43,610) 12,570 (43,610) — Loss on miners held for sale 7,437 96,056 7,437 — Impairment of long -lived assets — 45,317 — — Disposal of miners — 29,358 — — Adjusted EBITDA $ (48,222) $ (39,911) $ (48,222) $ 7,504

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